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                                                                   EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2000 included in this Form 10-K into Three Rivers Bancorp, Inc.'s previously filed Registration Statements on Form S-8 (Registration No. 333-39166) and Form S-8 (Registration No. 333-39160).


                                                         /S/ ERNST AND YOUNG LLP

Pittsburgh, Pennsylvania
March 14, 2001